UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22734

Western Asset Middle Market Debt Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

FORM N-Q

JANUARY 31, 2013

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 31.6%
CONSUMER DISCRETIONARY — 10.8%
Hotels, Restaurants & Leisure — 5.0%
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	$2,000,000	$2,140,000	(a)(b)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,000,000	1,752,500	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,500,000	1,567,500	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,493,375	1,627,779	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,770,000	1,783,275	(a)
Total Hotels, Restaurants & Leisure				8,871,054
Media — 2.1%
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,750,000	1,868,125
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,800,000	1,827,000	(a)
Total Media				3,695,125
Multiline Retail — 0.8%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,500,000	1,500,000	(a)
Specialty Retail — 2.0%
GRD Holdings III Corp., Senior Secured Notes	10.750%	6/1/19	1,500,000	1,567,500	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,000,000	1,890,000
Total Specialty Retail				3,457,500
Textiles, Apparel & Luxury Goods — 0.9%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,500,000	1,616,250	(a)
TOTAL CONSUMER DISCRETIONARY				19,139,929
CONSUMER STAPLES — 1.6%
Food Products — 1.6%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	330,000	333,712	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,500,000	2,425,000	(a)
TOTAL CONSUMER STAPLES				2,758,712
ENERGY — 4.4%
Oil, Gas & Consumable Fuels — 4.4%
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,500,000	1,575,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,000,000	2,050,000
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	1,224,000
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,000,000	1,007,500	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	2,000,000	2,035,000
TOTAL ENERGY				7,891,500
HEALTH CARE — 3.0%
Health Care Equipment & Supplies — 1.1%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,000,000	1,875,000
Health Care Providers & Services — 1.9%
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,000,000	2,005,000
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,500,000	1,443,750	(a)
Total Health Care Providers & Services				3,448,750
TOTAL HEALTH CARE				5,323,750

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS — 4.1%
Commercial Services & Supplies — 1.0%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	$1,700,000	$1,691,500
Marine — 1.5%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	800,000	728,000
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	2,000,000	2,000,000
Total Marine				2,728,000
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,500,000	1,312,500	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,500,000	1,582,500	(a)
Total Transportation				2,895,000
TOTAL INDUSTRIALS				7,314,500
INFORMATION TECHNOLOGY — 0.6%
Software — 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,040,000	1,063,400	(a)
MATERIALS — 5.9%
Containers & Packaging — 0.4%
Pactiv LLC, Senior Notes	7.950%	12/15/25	750,000	712,500
Metals & Mining — 4.3%
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,700,000	1,708,500	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,000,000	1,910,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,000,000	2,010,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,000,000	2,015,000
Total Metals & Mining				7,643,500
Paper & Forest Products — 1.2%
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	2,000,000	2,120,000
TOTAL MATERIALS				10,476,000
TELECOMMUNICATION SERVICES — 1.2%
Diversified Telecommunication Services — 1.2%
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,000,000	2,120,000	(a)(b)
TOTAL CORPORATE BONDS & NOTES (Cost — $55,532,963)				56,087,791
COLLATERALIZED SENIOR LOANS — 4.2%
CONSUMER DISCRETIONARY — 2.8%
Hotels, Restaurants & Leisure — 1.1%
Cannery Casino Resorts LLC, Term Loan	—	10/2/19	2,000,000	1,920,000	(c)
Media — 1.7%
CSC Holdings Inc., Term Loan B3	—	3/29/16	3,000,000	3,030,000	(c)
TOTAL CONSUMER DISCRETIONARY				4,950,000
INDUSTRIALS — 1.4%
Aerospace & Defense — 0.6%
Consolidated Precision Products Corp., Second Lien Term Loan	—	6/19/20	1,000,000	1,027,500	(c)
Machinery — 0.8%
Intelligrated Inc., Second Lien Term Loan	—	12/31/19	1,500,000	1,535,625	(c)
TOTAL INDUSTRIALS				2,563,125
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,484,375)				7,513,125
TOTAL INVESTMENTS — 35.8% (Cost — $63,017,338#)				63,600,916
Other Assets in Excess of Liabilities — 64.2%				114,298,326
TOTAL NET ASSETS — 100.0%				$177,899,242

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET DEBT FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	All or a portion of this loan is unfunded as of January 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Debt Fund Inc. (the “Fund”) was incorporated in Maryland on July 23, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$56,087,791	—	$56,087,791
Collateralized senior loans	—	7,513,125	—	7,513,125
Total investments	—	$63,600,916	—	$63,600,916

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At January 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

Notes to schedule of investments (unaudited) (continued)

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$725,952
Gross unrealized depreciation	(142,374)
Net unrealized appreciation	$583,578

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended January 31, 2013, the Fund did not invest in any derivative instruments.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Middle Market Debt Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 27, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: March 27, 2013